Santander Holdings USA, Inc. Investor Update June 2012

2 Disclaimer Banco Santander, S.A. (“Santander”), Santander Holdings USA, Inc. (“SHUSA”), Sovereign Bank, N.A. (“Sovereign”), and Santander Consumer USA, Inc. (“SCUSA”) caution that this presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to different materially from our expectations. These factors include, but are not limited to: (1) general market, macro-economic, governmental, and regulatory trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or credit worthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2011 and other filings and reports with the Securities and Exchange Commission of the United States of America (the “SEC”), could adversely affect our business and financial performance. Other unknown and unpredictable factors could cause actual results to differ materially from those in the forward- looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest or to provide management services. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. Nothing in this presentation constitutes investment, legal, accounting, or tax advice, or a representation that any investment or strategy is suitable or appropriate to your individual circumstances, or otherwise constitutes a personal recommendation to you. Recipients of this presentation should obtain advice based on their own individual circumstances from their own tax, financial, legal, and other advisers before making an investment decision, and only make such decisions on the basis of the investor’s own objectives, experience, and resources. In making this presentation available, Santander, SHUSA, Sovereign, and SCUSA give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, Sovereign, or SCUSA, or in any other securities or investments whatsoever. No offering of Securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we will sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. Note: Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by Santander, SHUSA, Sovereign, and SCUSA and are subject to change without notice. Santander, SHUSA, Sovereign, and SCUSA have no obligation to update, modify, or amend this presentation or to otherwise notify a recipient thereof in the event that any information, opinion, or estimate set forth herein changes or subsequently becomes inaccurate. This presentation is provided for information purposes only.

3 AGENDA SHUSA Overview Highlights Q1 2012 National Bank Charter Profitability Credit Capital Liquidity Building the Franchise Rating Agency Actions Conclusion Appendix

4 Santander Holdings USA, Inc. (SHUSA)  Headquartered in Boston, MA  Wholly-owned by Banco Santander, S.A.  Sovereign Bank, N.A. is the main subsidiary:  National Bank charter effective January 26, 2012  721 branches/ 2,305 ATMs / 8,557 team members  $80.2B assets1  $50.7B deposits1  $12.6B equity1  SHUSA has an equity investment in Santander Consumer USA, Inc. (SCUSA):  Consumer finance and loan servicer, formed in 1995  SCUSA was deconsolidated from SHUSA’s balance sheet effective December 31, 2011  Now reflected as an equity investment  See Appendix for SCUSA information State # of branches Massachusetts 229 Pennsylvania 170 New Jersey 152 New York 76 Connecticut 32 All Other 62 1As of March 31, 2012

5 Highlights – Q1 2012 National Bank Charter Bank holding company registration and national bank charter effective January 2012 1 Continued Improvement in Credit Trends 18% YOY decline in NPLs; 17.2% improvement in reserve coverage1 at Sovereign Solid Profit Generation $2.2BN Pre-Tax income in 2011; $267MM Q1 2012 Pre Tax Income 3 2 Solid Capital Base and Regulatory Ratios Tier 1 Common $7.9BN, Tier 1 Common/RWA 12.5%2 4 Strong Liquidity Position Core deposits $3.4B growth YOY; access to markets and dividends 5 1 Reserve coverage defined as ALLL/NPL 2 Basel 1 ratios. For Non-GAAP-to-GAAP reconciliation please see Appendix IT and Network Transformation Enabling SHUSA to expand capabilities and increase share of customers 6

6  Sovereign Bank completed the conversion of its charter from a thrift to a national bank on January 26, 2012  As a result SHUSA is now a Bank Holding Company fully regulated by the Federal Reserve  SHUSA’s capital and liquidity plans are subject to Federal Reserve review  Charter change allows Sovereign to apply expertise in commercial sector  Allows diversification of Sovereign’s loan portfolio away from thrift products  Allows Sovereign to increase non-interest income through growth in additional commercial bank activities National Bank Charter1

7 National Bank Charter: SHUSA Balance Sheet 1Q12 Investments SCUSA equity investment C&I CRE Residential mortgage Other loans Other assets GW & Intangibles Home Equity Multi-Family $82.9B Assets $70.0B Liabilities $12.9B Equity All balances as of 03/31/12 as reported in 10-Q Retail & Commercial Deposits LT Debt Equity Other Liab. FHLB ST Debt Retail & Commercial CDs Whole- sale Deposits Gov’t. & Other Deposits New Charter will allow for a more diversified asset mix 1

8 Profitability US $ Millions (1) For Non-GAAP-to-GAAP reconciliation of Pre-Tax Pre-Provision Income please see Appendix. Net Interest Income Pre-Tax Pre-Provision Income (1) Pre-Tax Income Net Income - SHUSA $802 $697 $680 $1,307 $370 0 200 400 600 800 1,000 1,200 1,400 1Q11 2Q11 3Q11 4Q11 1Q12 $982 $950 $955 $978 $431 0 200 400 600 800 1,000 1,200 1,400 1Q11 2Q11 3Q11 4Q11 1Q12 $494 $424 $311 $937 $267 0 100 200 300 400 500 600 700 800 900 1,000 1Q11 2Q11 3Q11 4Q11 1Q12 $317 $279 $206 $456 $229 0 100 200 300 400 500 600 700 800 1Q11 2Q11 3Q11 4Q11 1Q12 2 Consistent earnings base, 1Q12 reflects SCUSA deconsolidation at 12/31/11

9 Profitability: Sovereign Bank Sustained improvement in core profitability; 2011 quarterly average +51% vs. 2010 Quarterly Profit before Taxes excluding Gains (Losses) on Sales 108 64 119 84 61 81 64 43 133 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2011 Quarterly Average 94 2010 Quarterly Average 62 Dollars in millions +51% 2 For Non-GAAP-to-GAAP reconciliation of Profit Before Taxes excluding Gains please see Appendix.

10 $2,147 $1,942 $1,825 $1,496 $1,364 $1,253 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Nonaccrual LoansNon-Performing Loans Credit: Sovereign Bank Consistent reduction in NPLs and consistently decreasing Criticized Loans 3 NPL = Nonaccruing loans plus accruing loans past due 90+ days, except loans partially or wholly guaranteed by the US Government (remember, Sovereign does not maintain loans 90+ DPD as accruing except Credit Card) Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, and Loss Dollars in millions $5,327 $4,942 $4,801 $4,358 $4,057 $3,868 10.81% 9.68% 9.43% 8.55% 7.84% 7.40% 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Classified BalancesCriticized Percentages are of total outstandingbalances -42%

11 Non-Performing Loan RatioDelinquency Credit: Sovereign Bank Normalized level of delinquency; continued improvement in Coverage & Texas Ratio Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC NPL = Nonaccruing loans plus accruing loans past due 90+ days, except loans partially or wholly guaranteed by the US Government; Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD loans, except loans partially or wholly guaranteed by the US Government 3.8% 3.6% 2.9% 2.6% 2.4% 4.4% 3.5% 3.3% 3.0% 2.8% 2.6% 2.5% 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Sovereign Large Banks Reserve Coverage (ALLL/NPL) 69.1% 70.9% 77.0% 79.4% 86.3% 63.2% 90.3% 89.0% 92.7% 93.8% 94.7% 94.9% 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Sovereign Large Banks Texas Ratio 20.4% 19.4% 16.0% 14.3% 13.4% 22.6% 32.5% 31.6% 29.6% 29.3% 29.4% 28.8% 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Sovereign Large Banks 3 1.2% 1.1% 1.2% 1.1% 0.9% 1.6% 2.4% 2.3% 2.0% 2.1% 2.1% 1.8% 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Sovereign Large Banks

12 NPL ratios stable in Residential Real Estate; improving in CRE and Commercial US $ Billions Mortgage and Home Equity Commercial Real Estate Other Consumer C & I Outstandings NPL to Total Loans Net Charge-Offs Credit: Sovereign Bank NPL = Nonaccruing loans plus accruing loans past due 90+ days, except loans partially or wholly guaranteed by the US Government NCO = Rolling 12 month average $17.7 $18.1 $18.1 $18.0 $18.1 $18.1 3.8% 3.6% 3.5% 2.8% 2.8% 2.8% 0.60% 0.57% 0.56% 1.14% 1.21% 1.26% 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 $2.6 $4.0 $3.7 $3.9 $3.6 $3.3 2.8% 1.7% 1.8% 1.6% 1.7% 1.7% 3.2% 1.9% 2.2% 2.3% 2.6% 2.8% 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 $15.7 $15.6 $15.5 $15.3 $15.4 $15.4 5.2% 4.5% 4.3% 3.6% 3.6% 3.0% 2.0% 2.0% 2.1% 1.8% 1.8% 1.9% 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 $13.2 $13.3 $13.6 $13.8 $14.5 $15.5 4.4% 4.0% 3.4% 2.7% 1.7% 1.5% 2.0% 1.7% 1.3% 1.2% 1.5% 1.2% 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 3

13 Capital: SHUSA Basel 1 Ratios Solid capital ratios *Please see appendix for information on SCUSA transaction Total Risk-Based Tier 1 Common Risk-Based Tier 1 Leverage Tier 1 Risk-Based 7.9% 8.1% 8.6% 12.6% 12.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 1Q11 2Q11 3Q11 4Q11 1Q12 7.7% 7.5% 8.0% 10.9% 11.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 1Q11 2Q11 3Q11 4Q11 1Q12 9.2% 9.1% 9.5% 13.8% 13.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 1Q11 2Q11 3Q11 4Q11 1Q12 11.9% 11.8% 12.3% 16.7% 16.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 1Q11 2Q11 3Q11 4Q11 1Q12 4

14 Tier 1 Common / RWA Tier 1 Leverage Tier 1 / RWA Total RBC 11.1 9.6 7.1 7.6 7.6 7.8 9.2 9.4 10.5 11.0 11.4 11.8 12.1 12.5 11.2 8.7 9.3 10.0 10.4 10.8 10.8 11.6 11.9 12.5 13.3 13.7 13.5 12.9 10.9 11.4 11.8 12.6 12.8 13.3 13.4 13.7 13.8 13.9 14.3 16.0 16.0 13.3 14.4 15.1 15.1 15.6 15.8 16.5 16.7 17.5 17.6 18.3 Capital: SHUSA Basel 1 Ratios vs Peers4 SHUSA capital ratios at top of peers

15 2012 2014 2016 2018 2020 … 2034 2036 Perp Liquidity: SHUSA Debt Profile Sr Debt (TLGP) $250 SubDebt To Parent $750 PIERS (Conv Trust Pref) $800 Trust Pref $393 Pref Stock $200 (US $ Millions) Year Debt Maturity by Funding Type (as of March 31, 2012) Sr Debt $490  No reliance on short term funding  $0.4BN Cash on Hand at April 30, 2012 5

16 Historical Non Maturity Deposit Balances1  $3.4BN growth in Core Deposits YOY  New Checking accounts up 27% 2012 YTD vs. 2011 YTD  $1.35BN TLGP Debt repaid in January 2012  $1.6BN Cash on Hand at March 31, 2012 Liquidity: Sovereign Bank Core Deposits $30,786 $32,290 $33,359 $34,195 $34,243 4.9% 8.3% 12.4% 13.4% 11.2% 1Q11 2Q11 3Q11 4Q11 1Q12 Year-over-year Growth rate Retail & Commercial Non Maturity Deposits 1Represents average quarterly balance 5 Dollars in millions

17 Transformation: Building the Franchise Objective Strategy Management Environment • Increase core profitability while building the franchise • Modest economic recovery • OCC and FRB Regulated • National charter to expand commercial bank, diversify products and services • Upgrade Retail Management and Corporate Teams • Build strong balance sheet and stabilize bank • Improve asset quality • Increase efficiency • Import Santander best practices • Economic cycle downturn • Regulatory uncertainty Phase I 2009-2011 Phase II 2012-2014 Building a strong retail and commercial bank in the US Northeastil i il i l i • IT Transformation Step 1Transformation • Network Transformation • IT Transformation Step 2 6

18

6 Transformation: IT and Network Enhancement

	Description
IT Transformation	• **Step 1:** Completed ✓ Accounting system migration completed ✓ Front end of channels enhanced • **Step 2:** Q2 – Q4 2012 IT Core platform replaced
Management	• **Corporate:** New Team members added to Corporate and Risk teams • **Risk:** Chief Risk Officer, Enterprise Risk Management Framework added • **Retail:** Addition of District Executives
Multi-Channel Upgrade	• **Online Banking**: Upgraded site performance • **ATMs:** Technical migration will allow ATMs to be upgraded • **Debit Card platform:** Replaced and migrated to allow more volume
Core Profitability	• **STARR** model implemented to improve sales and service process

Client Franchise Development

Sovereign Santander

19 AGENDA SHUSA Overview Highlights Q1 2012 National Bank Charter Profitability Credit Capital Liquidity Building the Franchise Rating Agency Actions Conclusion Appendix

20 Rating Agency: Recent Actions  On April 26, 2012 S&P lowered the ratings of Spain from A/A-1 to BBB+/A-2.  On April 30, 2012 S&P lowered Banco Santander from A+/A-1 to A-/A-2.  On April 30, 2012 SHUSA and Sovereign Bank were lowered from A/A-1 to BBB+/A-2  On February 13, 2012 Moody’s lowered the ratings of Spain from A1 to A3  On May 17, 2012 Banco Santander was lowered from Aa3/P-1 to A3/P-2  On May 18, 2012 SHUSA was lowered from Baa1/P-2 to Baa2/P-2  On May 18, 2012 Sovereign was lowered from A2/P-1 to A3/P-2 SOVEREIGN Text Moody’s S&P Fitch LT Senior Debt A3 BBB+ A- ST Deposits P-2 A-2 F-1 SHUSA Moody’s S&P Fitch Baa2 BBB+ A- P-2 A-2 F-1 Recent rating actions have focused on the supported debt ratings Ratings do not reflect SHUSA’s transformation nor its growing importance in Santander

21 21 AGENDA SHUSA Overview Highlights Q1 2012 National Bank Charter Profitability Credit Capital Liquidity Building the Franchise Rating Agency Actions Conclusion Appendix

22 22 Strong Balance Sheet Regulatory Framework SHUSA Conclusion Solid and Sustained Profit Generation Increased core profitability; $2.2B Pre Tax Income; 32% increase in Revenue Strong Capital Ratios Tier 1 Common/RWA 12.5%1; 6.9%2 under Fed Stress scenario Continued Improvement in Credit Trends 18% YOY decline in NPLs, 17.2% improvement in reserve coverage at Bank 2 Solid Liquidity Position $3.4B Core Deposit growth YOY; >18 months NSP; dividends from subs IT and Network Transformation Resources will allow SHUSA to increase and diversify revenue streams 1 1 Basel 1 ratios. For Non-GAAP-to-GAAP reconciliation please see Appendix 2 Capital stress tests run prior to SCUSA 3rd Party transaction Charter Change Full range of commercial and consumer products will increase customers and diversify SHUSA’s portfolio mix Building the Franchise 3 SHUSA has demonstrated a clear record of executing targeted milestones

23 23 AGENDA SHUSA Overview Highlights Q1 2012 National Bank Charter Profitability Credit Capital Liquidity Building the Franchise Rating Agency Actions Conclusion Appendix

24 24 SCUSA: Overview SCUSA has been consistently profitable with a strong capital base, proven risk management, and ample liquidity Strong Franchise: Presence in 50 states, multi-channel network, strong name recognition, over 10,000 dealer relationships Profitability: Profitable every quarter since inception (1997); diversified earnings from stable non-spread activity on $21BN servicing portfolio Liquidity: Diversified funding profile, top Auto ABS issuer in 2011; $9.5BN in revolving multi-year committed WH lines Capital: TCE/TA ratio 14.1%, $2.5BN in shareholder equity Regulated Entity: SCUSA regulated by Federal Reserve, Consumer Finance Protection Bureau, and state authorities Stable Ownership: Santander Group has provided stable ownership since 2006

25 25 Overview SCUSA Management SCUSA: Investor Transaction 1. Transaction effective December 31, 2011 2. SCUSA deconsolidated, now an equity investment of $2.8BN for SHUSA 3. Attractive valuation of recurring core auto business results in a gain to SHUSA 4. SCUSA Management remains in place 5. $1.15BN equity injection into SCUSA doubled SCUSA tangible equity to $2BN 6. SCUSA lengthening wholesale funding, further improving its liquidity profile Thomas Dundon, CEO $0.15BN $1.0BN 65% 24% 11% Investment $1.15BN New Ownership structure Auto Financial Holdings Santander Group Transaction values company at $4BN Auto Financial Holdings: Please refer to the SHUSA 2011 10K filing for more details.

26 26 SCUSA: Investor Transaction – SHUSA Capital  SHUSA capital ratios were improved by the Investor transaction due to:  The gain on sale  Deconsolidation of SCUSA from SHUSA balance sheet  Even if SCUSA was not deconsolidated SHUSA’s capital ratios would have improved by 180bps from Q3:11 to Q4:11 Tier 1 Common/RWA Tier 1 Common at 9/30/2011 8.6% Organic Capital generated 0.4% Impact of Gain on Sale of $686MM* 1.4% Impact of SCUSA deconsolidation 2.2% Tier 1 Common/RWA at 12/31/2011 12.6% *After tax impact of $1BN gain on sale of 25% of SCUSA

27 27 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 480 500 520 540 560 580 600 620 Non Prime Near Prime WA FICO FICO > 580 FICO < 580 SCUSA: Asset Quality – Organic Portfolio SCUSA has never had a loss making vintage, even during crisis Near-Prime = FICO >580 Subprime = FICO <580 FICO Principal O/S‐ EOP $10.30 #  Loans O/S 719,313 APR 17.73% Top  3 Origination States TX, FL, CA Net  Losses** 3.98% Avg  FICO 575 * Org anic portfo lio **  Annual iz ed SCUSA  Portfo lio*   As of March 31, 2012 Current Balance by Vintage 3/31/2012 2012 17% 2011 46% 2010 21% 2009 7% 2008 &  older 9% Principal Balance by FICO 3/31/2012 <501 15% 501‐550 22% 551‐600 29% 601‐650 22% 651+ 12%

28 28 SCUSA Delinquency Trend SCUSA Cumulative Net Losses SCUSA: Asset Quality – Organic Portfolio 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% Q10 9 Q20 9 Q30 9 Q40 9 Q11 0 Q21 0 Q31 0 Q41 0 Q11 1 Q21 1 Q31 1 Q41 1 Q11 2 31‐60 61‐90 91+ Net Loss SCUSA Loss & Delinquency Trend 1 Includes SCUSA organic and owned acquired originations (SCUSA organic, HSBC, Citi, Triad, PanAm, Flagship and GE) 2 Net loss as a percent of average principal amount outstanding (annualized) 0% 5% 10% 15% 20% 25% 30% 35% 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 56 58 60 62 2006 2007 2008 2009 2010 2011

29 29 SHUSA Trended Statement of Operations 1 For Non-GAAP to GAAP reconciliation, please see Appendix Description (in millions) 1Q11 2Q11 3Q11 4Q11 1Q12 Net interest income 982$ 950$ 955$ 978$ 431$ Fees & other income 250 230 196 258 317 Other non interest income 62 20 42 938 16 Net revenue 1,294 1,200 1,193 2,174 764 G & A expense (453) (453) (455) (483) (356) Other expenses (40) (50) (59) (384) (38) Provisions for credit losses (308) (273) (369) (370) (103) Income/(loss) before taxes 494 424 311 937 267 Income tax (expense)/benefit (177) (145) (105) (481) (38) Net income/(loss) 317$ 279$ 206$ 456$ 229$ 1Q11 2Q11 3Q11 4Q11 1Q12 Net interest margin 5.02% 4.74% 4.79% 4.88% 2.55% Efficiency ratio1 38.1% 41.9% 43.1% 39.9% 51.6% GAAP effective tax rate 35.8% 34.2% 33.8% 51.3% 14.2%

30 30 Quarterly Averages SHUSA: Average Balance Sheet (US $ millions) Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Deposits and investments 18,206$ 2.33% 16,024$ 2.53% 14,992$ 3.17% Self Originated MBS portfolio 562 3.27% 549 3.56% 709 3.91% Loans (non-run off portfolio) 49,718 4.22% 64,214 7.60% 63,372 7.38% Loans (run off portfolio) 1,984 5.66% 2,242 6.17% 3,274 6.04% Allowance for loan losses (1,080) --- (2,212) --- (2,203) --- Other assets 12,289 --- 11,714 --- 11,539 --- TOTAL ASSETS 81,679$ 3.25% 92,531$ 5.89% 91,683$ 5.87% Core deposits 34,243 0.28% 34,195 0.31% 30,786 0.35% Term and govt deposits and cust repos 11,924 1.05% 11,833 1.08% 11,775 1.01% Wholesale deposits 2,811 0.50% 1,633 0.42% 1,867 0.47% Borrowed funds 17,897 3.57% 30,293 4.15% 32,359 3.48% Other liabilities 2,023 --- 2,069 --- 3,422 --- Equity 12,781 --- 12,508 --- 11,474 --- TOTAL LIABILITIES & SE 81,679$ 1.07% 92,531$ 1.62% 91,683$ 1.49% NET INTEREST MARGIN 2.56% 4.88% 5.01% 1Q12 4Q11 1Q11

31 31 Sovereign Bank: Trended Statement of Operations 1 For Non-GAAP to GAAP reconciliation, see Appendix. ($49MM) Other Non-Interest Income in 4Q11 primarily due to loss taken on Non Agency MBS sale. Description (in millions) 1Q11 2Q11 3Q11 4Q11 1Q12 Net interest income 471$ 452$ 449$ 451$ 471$ Fees & other income 150 150 125 108 160 Other non-interest income 62 20 42 (49) 15 Net revenue 683 622 616 510 646 General & administrative expenses (310) (315) (329) (353) (349) Other expenses (41) (43) (51) (38) (46) Provisions for credit losses (186) (125) (130) (60) (103) Income before taxes 146 139 106 59 148 Income tax expense (45) (39) (34) (14) (30) Net income 101$ 100$ 72$ 45$ 118$ 1Q11 2Q11 3Q11 4Q11 1Q12 Net interest margin 2.99% 2.80% 2.78% 2.79% 2.80% Efficiency ratio1 51.4% 57.6% 61.7% 76.7% 61.1% GAAP effective tax rate 30.8% 28.1% 32.1% 23.7% 20.3%

32 32 Sovereign Bank: Average Balance Sheet (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Cash and investments 18,166$ 2.32% 15,785$ 2.48% 2,381$ -0.16% 14,652$ 3.12% Self-originated MBS portfolio 562 3.27% 549 3.56% 13 -0.29% 709 3.91% Loans (non run-off portfolio) 49,716 4.22% 49,084 4.26% 632 -0.04% 47,725 4.43% Loans (run-off portfolio) 1,984 5.66% 2,242 6.17% (258) -0.51% 3,274 6.04% Allowance for loan losses (1,080) --- (1,114) --- 34 --- (1,357) --- Other assets 9,808 --- 9,428 --- 380 --- 9,638 --- TOTAL ASSETS 79,156$ 3.35% 75,974$ 3.48% 3,182$ -0.13% 74,641$ 3.74% Non Maturity Deposits 34,512 0.28% 34,333 0.31% 179 -0.03% 31,114 0.35% Term and govt deposits and cust repos 11,924 1.05% 11,832 1.08% 92 -0.03% 11,775 1.01% Wholesale deposits 2,811 0.50% 1,633 0.42% 1,178 0.08% 1,867 0.47% Borrowed funds 15,166 3.14% 13,610 3.97% 1,556 -0.83% 15,722 3.88% Other liabilities 2,094 --- 1,912 --- 182 --- 1,870 --- Equity 12,649 --- 12,654 --- (5) --- 12,293 --- TOTAL LIABILITIES & SE 79,156$ 0.90% 75,974$ 1.03% 3,182$ -0.13% 74,641$ 1.14% NET INTEREST MARGIN 2.80% 2.79% 0.01% 2.99% 1Q12 1Q114Q11 Change

33 33 Sovereign Bank: Profitability US $ Millions 1For Non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income, see Appendix. 2 4Q11 drop in PTPPI primarily due to loss taken on $1.1BN PLMBS portfolio sale Net Interest Income Pre-Tax Pre-Provision Income (1,2) Pre-Tax Income Net Income $289 $344 $225 $332 $264 $236 $119 $251 0 100 200 300 400 500 600 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 $447 $457 $451 $471 $452 $449 $451 $471 0 100 200 300 400 500 600 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 $93 $172 $61 $146 $139 $106 $59 $148 0 100 200 300 400 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 $70 $136 $437 $101 $100 $72 $44 $118 0 100 200 300 400 500 600 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

34 34 Sovereign Bank: AFS Investment Securities Portfolio US$ in Millions U.S Treasury and government agency 44.1$ -$ -$ -$ 44.1$ 0.3% 0.15% Debentures of FNMA and FHLMC - 20.0 - - 20.0 0.1% 5.66% Corporate debt 334.3 1,785.5 300.1 - 2,419.9 14.1% 2.73% Asset backed securities 293.2 580.1 211.3 952.8 2,037.4 11.9% 1.36% State and municipal securities - - 20.6 1,767.2 1,787.8 10.4% 4.01% Mortgage backed securities: U.S. government agencies - - 4.0 5,926.0 5,930.0 34.7% 1.96% FHLMC and FNMA securities - 12.2 117.0 4,741.8 4,871.0 28.5% 2.14% Non-agencies - - 0.3 0.4 0.7 0.0% 2.43% Total Fair Value 671.6$ 2,397.8$ 653.3$ 13,388.2$ 17,110.9$ 100.0% 2.26% % of Total 3.9% 14.0% 3.8% 78.3% 100.0% Weighted Average Yield 1.72 2.09 3.38 2.25 2.26 Amortized Cost 669.2$ 2,373.6$ 657.5$ 13,212.5$ 16,912.8$ Trust preferred securities 39.4 Total Amortized Cost 16,952.2$ Total % of Total Weighted Avg. Yield at 3/31/2012 Due Within One Year Due After 1 Within 5 Years Due After 5 Within 10 Years Due After 10 Years Source: SHUSA 10-Q 3/31/2012

35 35 Sovereign Bank: Capital Ratios – Basel 1 Tier 1 Common Tier 1 Risk-Based Tier 1 Leverage Total Risk Based 13.5% 13.9% 14.3% 13.0%14.1% 1Q11 2Q11 3Q11 4Q11 1Q12 11.0% 11.2% 11.6% 10.6%11.2% 1Q11 2Q11 3Q11 4Q11 1Q12 13.6% 14.1% 14.4% 13.0% 14.2% 1Q11 2Q11 3Q11 4Q11 1Q12 16.0% 16.4% 16.7% 15.1%16.5% 1Q11 2Q11 3Q11 4Q11 1Q12 For Non-GAAP to GAAP reconciliation, please see Appendix

36 36 T1 Common / RWA Tier 1 Leverage Tier 1 / RWA Total RBC 13.0 12.0 9.3 9.5 10.4 11.8 11.9 12.2 12.2 12.3 13.6 14.1 15.5 10.6 9.2 5.7 8.1 8.3 8.6 9.4 9.9 10.1 10.1 10.2 10.6 10.7 13.0 12.3 9.6 9.9 11.4 11.8 11.9 12.1 12.3 12.3 13.6 14.5 15.5 15.1 15.0 12.6 13.2 13.2 13.2 14.2 14.3 15.7 15.8 16.8 16.8 18.8 Sovereign Bank: Capital Ratios – Basel 1 vs Peers

37 37 SHUSA: Reconciliation of Non-GAAP measures $ Millions 1Q11 2Q11 3Q11 4Q11 1Q12 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported 494$ 424$ 311$ 937$ 267$ Add back: Provision for credit losses 308 273 369 370 103 Pre-Tax Pre-Provision Income 802$ 697$ 680$ 1,307$ 370$ Tier 1 Common to Risk Weighted Assets Tier 1 Common 5,733$ 5,803$ 6,160$ 7,497$ 7,922$ Risk Weighted Assets 72,278 71,464 71,658 59,455 63,155 Ratio 7.9% 8.1% 8.6% 12.6% 12.5% Tier 1 Leverage Tier 1 Capital 6,680$ 6,554$ 6,897$ 8,234$ 8,510$ 86,930 87,167 86,221 75,691 76,955 Ratio 7.7% 7.5% 8.0% 10.9% 11.1% Average total assets for leverage capital purposes (1) (1) Adjusted Assets presented for 1Q11, 2Q11, 3Q11, and 4Q11

38 38 SHUSA: Reconciliation of Non-GAAP measures (cont’d) $ Millions 1Q11 2Q11 3Q11 4Q11 1Q12 Tier 1 Risk Based Tier 1 Capital (1) 6,610$ 6,481$ 6,825$ 8,176$ 8,510$ Risk Weighted Assets (excludes unrealized) 72,278 71,464 71,658 59,455 63,155 Ratio 9.2% 9.1% 9.5% 13.8% 13.5% Total Risk Based Risk Based Capital 8,564$ 8,430$ 8,776$ 9,926$ 10,102$ Risk Weighted Assets (excludes unrealized) 72,278 71,464 71,658 59,455 63,155 Ratio 11.9% 11.8% 12.3% 16.7% 16.0% Efficiency Ratio G&A Expenses 453$ 453$ 455$ 483$ 356$ Other Expenses 40 50 59 384 38 493 503 514 867 394 Net interest income 982 950 955 978 431 Fees & other income 250 230 196 258 317 Other non-interest expenses 62 20 42 938 16 1,294$ 1,200$ 1,193$ 2,174$ 764$ Ratio 38.1% 41.9% 43.1% 39.9% 51.6% (1) Adjusted Tier 1 Capital provided for 1Q11, 2Q11, 3Q11 and 4Q11

39 39 Sovereign Bank: Non-GAAP to GAAP Reconciliations (cont) $ Millions 1Q11 2Q11 3Q11 4Q11 1Q12 Tier 1 Common to Risk Weighted Assets Tier 1 Common Capital 7,660$ 7,911$ 8,150$ 8,066$ 7,871$ Risk Weighted Assets 56,727 56,753 57,097 57,311 60,537 Ratio 13.5% 13.9% 14.3% 14.1% 13.0% Tier 1 Leverage Tier 1 Capital 7,809$ 8,060$ 8,300$ 8,216$ 7,871$ 71,098 72,089 71,694 73,692 74,386 Ratio 11.0% 11.2% 11.6% 11.2% 10.6% Tier 1 Risk Based Tier 1 Capital 7,809$ 8,060$ 8,300$ 8,216$ 7,871$ Low Level Recourse Deduction (69) (75) (72) (57) - 7,740 7,985 8,228 8,159 7,871 Risk Weighted Assets 56,727 56,753 57,097 57,311 60,537 Ratio 13.6% 14.1% 14.4% 14.2% 13.0% Total Risk Based Risk Based Capital 9,048$ 9,293$ 9,540$ 9,430$ 9,133$ Risk Weighted Assets 56,727 56,753 57,097 57,311 60,537 Ratio 15.9% 16.4% 16.7% 16.5% 15.1% Average total assets for leverage capital purposes (1) (1) Adjusted Assets presented for 1Q11, 2Q11, 3Q11, and 4Q11

40 40 Sovereign Bank: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 1Q11 2Q11 3Q11 4Q11 1Q12 Sovereign Bank Texas Ratio Total Equity 12,242$ 12,393$ 12,554$ 12,494$ 12,646$ Less: Goodwill and CDI, net of Deferrred Tax Liability (3,252) (3,246) (3,233) (3,220) (3,208) Tangible Common Equity 8,990$ 9,147$ 9,321$ 9,274$ 9,438$ Nonperforming Assets 2,105$ 2,028$ 1,673$ 1,478$ 1,371$ . . . . Allowance for loan losses 1,343$ 1,293$ 1,152$ 1,083$ 1,082$ 90+ DPD accruing -$ -$ 4$ 5$ 4$ Texas Ratio 20.37% 19.43% 16.01% 14.32% 13.07% $ Millions 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 Pre-tax income excluding gain/(loss) on sale of investments Pre-tax income, as reported 69$ 107$ 212$ 61$ 146$ 139$ 106$ 59$ 148$ Less: Gain/(loss) on sale of investments 26 43 131 - 62 20 42 (49) 15 Pre-tax income excluding gain/(loss) on sale of investments 43$ 64$ 81$ 61$ 84$ 119$ 64$ 108$ 133$